Exhibit 99.2

Natera, Inc. Q3 2019 Earnings Call November 6, 2019

Safe harbor statement This presentation contains forward-looking statements under the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this presentation, including statements regarding the market opportunity, products, commercial partners, user experience, clinical trials, financial performance, strategies, anticipated future performance and general business conditions of Natera, Inc. (“Natera”, the “Company”, “we” or “us”), are forward-looking statements. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially, including: we face numerous uncertainties and challenges in achieving the financial guidance provided; we may be unable to further increase the use and adoption of Panorama, through our direct sales efforts or through our laboratory partners, or to develop and successfully commercialize new products, including our cancer and transplant rejection products; we have incurred losses since our inception and we anticipate that we will continue to incur losses for the foreseeable future; our quarterly results may fluctuate significantly; our estimates of market opportunity and forecasts of market growth may prove to be inaccurate, and even if the market in which we compete achieves the forecasted growth, our business could fail to grow at similar rates; we may be unable to compete successfully with either existing or future prenatal testing oncology diagnostic or transplant rejection products or other test methods; we may not be successful in commercializing our cloud-based distribution model; our products may not perform as expected; the results of our clinical studies may not support the use of our tests, particularly in the average-risk pregnancy population or for microdeletions screening, or may not be able to be replicated in later studies required for regulatory approvals or clearances; if our sole CLIA-certified laboratory facility becomes inoperable, we will be unable to perform our tests and our business will be harmed; we rely on a limited number of suppliers or, in some cases, single suppliers, for some of our laboratory instruments and materials and may not be able to find replacements or immediately transition to alternative suppliers; if we are unable to successfully scale our operations, our business could suffer; our cord blood and tissue banking activities are subject to regulations that may impose significant costs and restrictions on us; the marketing, sale, and use of Panorama and our other products could result in substantial damages arising from product liability or professional liability claims that exceed our resources; we may be unable to expand third-party payer coverage and reimbursement for Panorama and our other tests, and we may be required to refund reimbursements already received; third-party payers may withdraw coverage or provide lower levels of reimbursement due to changing policies, billing complexities or other factors, such as the increased focus by third-party payers on requiring that prior authorization be obtained prior to conducting a test; if the FDA were to begin actively regulating our tests, we could incur substantial costs and delays associated with trying to obtain premarket clearance or approval and incur costs associated with complying with post-market controls; we could be subject to third party claims of intellectual property infringement, which could result in litigation or other proceedings and could limit our ability to commercialize our products or services; and any failure to obtain, maintain, and enforce our intellectual property rights could impair our ability to protect our proprietary technology and our brand. We discuss these and other risks and uncertainties in greater detail in the sections entitled “Risk Factors” and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our periodic filings with the SEC. Further information on potential risks that could affect actual results will be included in other filings we make with the SEC from time to time. Given these uncertainties, you should not place undue reliance on the forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied. Except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations. We file reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information concerning us is available at investor.natera.com or at http://www.sec.gov. Requests for copies of such documents should be directed to our Investor Relations department at Natera, Inc., 201 Industrial Road, Suite 410, San Carlos, California 94070. Our telephone number is (650) 249-9090.

Total revenues of $77.9M in Q3 2019, up 19% vs. Q3 2018 on 20% volume growth Completed key technical and commercialization milestones in sequencing partnership Received positive draft local coverage decision from Medicare for reimbursement of Signatera™ in colorectal cancer Announced partnership to develop and commercialize personalized circulating tumor DNA monitoring assays with Foundation Medicine Successfully completed $230M follow-on equity offering Recent highlights

Extending market leadership Total processed units Q3 2019 volume growth 20% growth vs Q3 2018 3% growth sequentially vs Q2 2019 200,229 167,172 130,381

Positive momentum in average selling prices ASP opportunity Improving results with prior authorization, Medicaid reimbursement Average risk NIPT remains upside: Estimated ~$60M annual revenue and cash flow opportunity from existing volumes alone 1. ASP calculation excludes revenue recognition from Qiagen and BGI partnerships, and certain non-recurring items 3Q18 4Q18 1Q19 2Q19 Total revenues/tests reported1 3Q18 4Q18 1Q19 2Q19 3Q19

Blended COGS targets driving strong returns Blended COGS trajectory * Target COGS estimate based on currently funded and active R&D projects $20-30M+ in annual additional gross profit opportunity $388 $270 $234 $200 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 Q1 2015 Q3 2018 Q3 2019 Target*

Transplant: Pathway to significant revenues Revenue sensitivity ($ in millions) $2B market < 5% penetrated < 5% Total Total tests greenfield Market penetration Source: Natera internal company estimates $42 $56 $70 $84 $98 3% 4% 5% 6% 7%

Prospera reimbursement pathway on track 2018 Anticipated 2019 Completed analytical validation Completed clinical validation Successful pre-submission meeting Obtained Z-code Completed CLIA validation Formal LCD submission Draft LCD release Launch registry study Establish pricing Final LCD published

Oncology MRD market opportunity ctDNA / Liquid biopsy Monitoring $15B Therapy selection Early detection Based on internal company estimates

Key commercial channels Direct channel Clinical Direct channel Pharma Pharma BD reps Hiring oncology focused sales reps 100K+ clinical patients/yr 50+ active pharma partners 1 million+ genetic tests in 2018 in China Study enrichment, Treat on recurrence, Surrogate endpoint Stage II-III CRC, more to come Cancer monitoring Offer Signatera in China Grow contracted value and revenue Final LCD in CRC, Drive clinical volumes Launch to biopharma in 2020 Launch in 2020 Presence Application Near term goal

Unmet need #1 in CRC: Effective monitoring for relapse 25-30% of patients relapse1,2 Over 85% of relapses caught too late for curative surgery1,2 Signatera accuracy much higher than CEA Signatera test-level specificity 99.7%3 Signatera PPV 97% 1. Purandare NC, et al. The Indian journal of radiology & imaging. 2010;20(4):284-288. 2. Lapointe L. Laboratory, Advance Healthcare Network. 2016;25(9):14. 3. Natera – data on file. 4. Reinert T, et al. JAMA Oncol. 2019. doi:10.1001/jamaoncol.2019.0528. Serial testing to detect relapse4 Avg time to relapse (months)4 14.2 mos 5.5 mos 8.7 months lead time with Signatera 88% 69% 98%* 64% *Patient-level specificity 98%; test-level specificity 99.7% Signatera CT 8.7 months lead time with Signatera Sensitivity Specificity Signatera CEA

Most patients are cured with surgery alone but still receive chemotherapy Adjuvant chemo is recommended for patients at high risk of relapse High-risk patients often missed Low-risk patients significantly overtreated Serious treatment-related adverse events occur in 10-31% of patients1 Using Signatera could reduce relapses, unnecessary treatment, and adverse events #2: Assessing risk/MRD status before adjuvant chemo 1. Gray R, Barnwell J, McConkey C, et al. Adjuvant chemotherapy versus observation in patients with colorectal cancer: a randomized study. Lancet. Dec 15 2007;370(9604):2020-2029. # patients treated to benefit one 11 3

Signatera colorectal cancer – Medicare reimbursement expected in 2020 2019 2020 Successful pre-submission meeting Obtained Z-code Completed clinical validation CLIA soft launch Formal LCD submission Launch registry study Draft LCD release Establish pricing Final LCD published

Balance Sheet 30-Sep-19 30-Jun-19 Change Cash & Investments2 $454.6 $238.0 $216.6 UBS Line of Credit $50.1 $50.1 $0.0 OrbiMed Debt Facility $73.6 $73.5 $0.1 Q3 2019 financial overview ($ in millions, except for per share data) P&L Q3’19 Q3’18 Change Horizon Revenue $26.1 $23.5 $2.6 Panorama Revenue $37.6 $36.0 $1.6 BGI Revenue $6.9 $0.0 $6.9 Total Revenue $77.9 $65.3 $12.6 Gross Margin%1 44% 36% 800 bps R&D $12.8 $12.4 $0.4 SG&A $56.7 $38.4 $18.3 Gain from disposal of business $14.4 - $14.4 Net Loss Per Diluted Share ($0.33) ($0.49) $0.16 1. Gross margin is calculated as gross profit divided by GAAP total revenues. Gross profit is calculated as GAAP total revenues less GAAP cost of revenues. 2. Cash and investments also include restricted cash and $216.2M Natera received in the equity financing subsequent to 9/30

2019 annual guidance tightened to top end ($ in millions) Revenue (PF for Evercord sale) $299 – $306 Revenue (reported) $295 – $302 Gross margin % revenue 39% – 41% SG&A $195 – $205 R&D $52 – $57 Cash burn $65 – $75

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